Exhibit 99.2
                          NOTICE OF GUARANTEED DELIVERY
                                 WITH RESPECT TO
                              COMFORCE CORPORATION
                   15% SENIOR SECURED PIK DEBENTURES DUE 2009

     This form or a form substantially similar hereto must be used by a holder of the 15% Senior Secured PIK Debentures due 2009, Series A (the "Old Senior Debentures") of COMFORCE Corporation, a Delaware corporation ("COMFORCE"), that wishes to tender Old Senior Debentures to the Debentures Exchange Agent pursuant to the guaranteed delivery procedures described in "The Debentures Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus dated January __ , 1998 (the "Prospectus") and in Instruction 1 to the accompanying BLUE Letter of Transmittal. Any holder that wishes to tender Old Senior Debentures pursuant to such guaranteed delivery procedures must ensure that the Debentures Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date of the Debentures Exchange Offer. Capitalized terms not defined herein have the meaning ascribed to them in the Prospectus or the BLUE Letter of Transmittal.

               To: The Bank of New York, Debentures Exchange Agent



By Registered or Certified Mail:              By Hand or Overnight Delivery:

     The Bank of New York                           The Bank of New York
     101 Barclay Street, 7E                           101 Barclay Street
     New York, NY  10286                      Corporate Trust Services Window
Attention: Reorganization Section                     Ground Level
                                                    New York, NY 10286
                                              Attention: Reorganization Section



          By Facsimile:                             For Information Call:

         (212) 571-3080                                (212) 815-6333
 (For Eligible Institutions Only)


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     Please read the accompanying instructions carefully.



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



Ladies and Gentlemen:

     The undersigned hereby tenders to COMFORCE, upon the terms and subject to the conditions set forth in the Prospectus and the related BLUE Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Senior Debentures specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the BLUE Letter of Transmittal. The undersigned hereby tenders the Old Senior Debentures listed below:


CERTIFICATE NUMBER(S)(IF KNOWN) OF  AGGREGATE PRINCIPAL    AGGREGATE PRINCIPAL
OLD SENIOR DEBENTURES OR            AMOUNT REPRESENTED     AMOUNT TENDERED
ACCOUNT NUMBER AT THE BOOK-         BY CERTIFICATES
ENTRY FACILITY





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




     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                    SIGN HERE

Name of Registered or Acting Holder: ___________________________________________

Signature(s): __________________________________________________________________

Name(s) (please print): ________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Associates of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Debentures Exchange Agent of the BLUE Letter of Transmittal (or facsimile thereof), together with the Old Senior Debentures tendered hereby in proper form for transfer (or confirmation of the book-entry transfers of such Old Senior Debentures into the Debentures Exchange Agent's account at the book-entry transfer facility described in the Prospectus under the caption "The Debentures Exchange Offer--Procedures for Tendering" and in the BLUE Letter of Transmittal) and any other required documents, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.


                                    SIGN HERE

Name of firm: __________________________________________________________________

Authorized Signature: __________________________________________________________

Name (please print): ___________________________________________________________

________________________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

          DO NOT SEND SHARES WITH THIS FORM. ACTUAL SURRENDER OF SHARES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED
                           BLUE LETTER OF TRANSMITTAL.




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


                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Debentures Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Debentures Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Debentures Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the BLUE Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Senior Debentures referred to herein, the signature must correspond with the name(s) written on the face of the Old Senior Debentures without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of Old Senior Debentures, the signature must correspond with the name shown on the security position listing as the owner of the Old Senior Debentures.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Senior Debentures listed or a participant of the book-entry transfer facility, this Notice of Guaranteed Delivery must be accompanied by appropriate powers of attorney to transfer securities, signed as the name of the registered holder(s) appears on the Old Senior Debentures or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Debentures Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Debentures Exchange Offer.


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